Exhibit 99.1

SDCL EDGE Acquisition Corporation Announces the Separate Trading of its Class A Ordinary Shares and

Redeemable Warrants Commencing December 20, 2021

NEW YORK, NY, December 17, 2021 — SDCL EDGE Acquisition Corporation (the “Company”) today announced that, commencing December 20, 2021, holders of the units sold in the Company’s initial public offering (the “IPO”) of 17,500,000 units (the “IPO Units”) completed on November 2, 2021, and holders of the 2,495,246 units (the “Over-Allotment Units” and, together with the IPO Units, the “Units”) sold in the over-allotment closing of the IPO completed on November 16, 2021, may elect to separately trade the Class A ordinary shares and redeemable warrants included in the Units. Those Units not separated will continue to trade on the New York Stock Exchange LLC (“NYSE”) under the symbol “SEDA.U” and the Class A ordinary shares and redeemable warrants that are separated will trade on NYSE under the symbols “SEDA” and “SEDA WS” respectively. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into Class A ordinary shares and redeemable warrants.

The Company is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

The Units were initially offered by the Company in an underwritten offering. Goldman Sachs & Co. LLC and BofA Securities, Inc. acted as the joint book-running managers in the offering.

The offering was made only by means of a prospectus, copies of which may be obtained for free by visiting Edgar on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov or from Goldman Sachs & Co. LLC, 200 West Street, New York, NY 10282, Attn: Prospectus Department, by telephone at 866-471-2526, facsimile at 212-902-9316 or by emailing prospectus-ny@ny.email.gs.com or BofA Securities, Inc., NC1-004-03-43, Attn: Prospectus Department, at 200 North College Street, 3rd Floor, Charlotte, NC 28255-0001 or by email at dg.prospectus_requests@bofa.com.

A registration statement relating to the securities was filed with, and declared effective by, the SEC. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Contact:

Ned Davis

Chief Financial Officer, SDCL EDGE Acquisition Corporation

Telephone: (212) 488-5509

Email: info@sdclgroup.com

Kelly McAndrew
Financial Profiles, Inc.

Telephone: 310-622-8239

Email: kmcandrew@finprofiles.com

Moira Conlon
Financial Profiles, Inc.

Telephone: 310-622-8220

Email: mconlon@finprofiles.com